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                                                                         EX-23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 9, 1999, included (or incorporated by reference) in Harrah's Entertainment, Inc.'s Form 10-K for the year ended December 31, 1998, and to all references to our Firm included in this registration statement on Form S-8.


                                                     ARTHUR ANDERSEN LLP


Memphis, Tennessee
June 16, 1999